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                                                                    Exhibit 23.3


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our reports and to all references to our Firm included in or made a part of this Amendment No. 1 to the Registration Statement File No. 333-58107.





                                        /s/ Arthur Andersen LLP
                                        ------------------------------------
                                        ARTHUR ANDERSEN LLP

San Francisco, California

July 9, 1998